                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                           ORGANIZED
                                                         UNDER THE LAWS  PERCENTAGE
                                                               OF        OWNERSHIP
                                                         --------------  -----
Consolidated Subsidiaries:
  Abbeville-Grimes Railway Corporation.................  Delaware         100%
  Ace Box Company, Inc.................................  Georgia          100%
  A.H. Julius Rohde GmbH...............................  Germany          100%
  Alexander Financial..................................  Delaware        74.6%
  Apache Railway Corporation...........................  Arizona          100%
  Atlanta & Saint Andrews Bay Railroad Company.........  Florida          100%
  Baie Holdings Limited (NPL)..........................  Canada           100%
  Bridgewater Paper Company Limited....................  England         74.6%
  Bridgewater Newsprint Limited........................  England         74.6%
  Cameo Container Corporation..........................  Illinois         100%
  Cartomills, S.A......................................  Belgium          100%
  Cartomills France S.A.R.L............................  France           100%
  Cartonnages Robert Delubac S.A.R.L...................  France          95.7%
  Central Louisiana & Gulf Railroad Corporation........  Delaware         100%
  Charter Oak Containers, Inc..........................  Connecticut      100%
  Cheshire Recycling Limited...........................  England         74.6%
  Compagnie de Flottage du St. Maurice Ltee............  Canada            58%
  Cousins Leasing Corporation..........................  New York         100%
  DST Design Service Team GmbH.........................  Germany          100%
  Europa Carton AG.....................................  Germany          100%
  Europa Carton Gesellschaft mbh.......................  Austria          100%
  Eurotrend Gesellschaft Gmbh..........................  Germany          100%
  Gamache Exploration & Mining Co. Ltd (NPL)...........  Canada           100%
  Grundstrucks-Verwaltungsgesellschaft Altona mbh......  Germany           95%
  Gulf Container Corporation...........................  Louisiana        100%
  IFP Packungsgestaltung GmbH..........................  Germany          100%
  IDENTITY Institute fur Corporate Design GmbH.........  Germany          100%
  Leasing-Kontor Fur Investitionsguter GmbH............  Germany          100%
  National Packaging Corporation.......................  Minnesota        100%
  North Louisiana & Gulf Railroad Corporation..........  Louisiana        100%
  Orangeburg Trucking, Inc.............................  South Carolina   100%
  Penn Central Containers, Inc.........................  Pennsylvania     100%
  Seminole Kraft Corporation...........................  Delaware          99%
  SFI Forest Industries, Inc...........................  Delaware         100%
  Societe Emballages des Cevennes, S.A.................  France          98.8%
  Societe Europeenne de Carton S.A.R.L.................  France           100%
  South Carolina Industries, Inc.......................  Delaware         100%
  Southwest Forest Insurance Company, Ltd..............  Bermuda          100%
  Southwest Forest Industries, Inc.....................  Nevada           100%
  Southwest Kenworth, Inc..............................  Arizona          100%
  Speditions-Gesellschaft Visurgis mbh.................  Germany          100%
  Ston Forestal, S.A...................................  Costa Rica       100%
  Stone Aviation, Inc..................................  Delaware         100%
  Stone Communications Corporation.....................  Delaware         100%
  Stone Connecticut Paperboard Properties, Inc.........  Delaware         100%
  Stone-Consolidated Corporation.......................  Canada          74.6%
  Stone-Consolidated (Europe) S.A......................  Belgium         74.6%
  Stone-Consolidated Paper Sales Corporation...........  Delaware        74.6%
  Stone Container (Canada), Inc........................  Canada           100%

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

                                                           ORGANIZED
                                                         UNDER THE LAWS  PERCENTAGE
                                                               OF        OWNERSHIP
                                                         --------------  -----
Consolidated Subsidiaries (continued):
  Stone Container de Mexico S.A. de C.V................  Mexico           100%
  Stone Container International Corporation............  Virgin Islands   100%
  Stone Export Trading Company.........................  Delaware         100%
  Stone Financial Corporation..........................  Delaware         100%
  Stone Fin II Receivables Corporation.................  Delaware         100%
  Stone Papers, Inc....................................  Delaware         100%
  Stone Receivables Corporation........................  Delaware         100%
  Stone Southwest, Inc.................................  Delaware         100%
  Stone Venepal Consolidated Pulp, Inc.................  Canada            90%
  Strong-Robinette Bag Company, Inc....................  Virginia         100%
  Tarheel Container Corporation........................  North Carolina   100%
  Wellpappenwerk Waren GmbH............................  Germany          100%
  2736551 Canada, Inc..................................  Canada           100%
Non-consolidated Entities:
  AB Specialty Packaging, Inc..........................  Delaware          50%
  Aspamill, Inc........................................  Canada            45%
  Associated Paper Mills (Ontario) Limited.............  Canada            45%
  Compagnie d'Estacades de La Cascapedia, Inc..........  Canada            50%
  Financiere Carton Papier.............................  France            50%
  GfA-Gesellschaft fur Altpapier und Rohstoffe mbh.....  Germany         33.3%
  ICO Inc..............................................  Canada            42%
  Indupa Vertriebgesellschaft mbh & Co. KG.............  Germany           50%
  Indupa Grundstucksgesellschaft mbh...................  Germany           50%
  Laimbeer Packaging Company LLC.......................  Delaware          50%
  L & M Corrugated Container Corporation...............  Illinois          50%
  MacMillan Bathurst...................................  Canada            50%
  MacMillan Bathurst, Inc..............................  Canada            50%
  Mannkraft Corporation................................  Pennsylvania      49%
  Maritime Containers Limited..........................  Canada            35%
  ORPACK-Stone Corporation.............................  Delaware          49%
  Paper Recycling International, L.P...................  Delaware          50%
  Paroco Rohstoffverwertung GmbH.......................  Germany           49%
  Produits Forestiers Petit Paris, Inc.................  Canada          37.3%
  River House Packaging Pty., Ltd......................  Australia        *
  Rohstoffhandel Kiel GmbH.............................  Germany         37.5%
  Rosenbloom Group, Inc................................  Canada            45%
  Scieries Saugenay Ltee...............................  Canada          37.3%
  Stone-Billerud S.A...................................  Switzerland       50%
  Stone Container (Hong Kong) Limited..................  Hong Kong         50%
  Stone Container Japan Co., Ltd.......................  Japan             50%
  Tradepak Internacional S.A. de C.V...................  Mexico            49%
  Trans-Seal Corporation...............................  Japan             50%
  Venepal-Stone Forestal, S.A..........................  Venezuela         49%
  Vertriebsgesellschaft Rohstoffhandel Kiel GmbH.......  Germany         37.5%

- ---------
* The Company has the option to exercise its right to convert its investment into 50 percent of the voting common stock of River House Packaging Pty., Ltd.
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